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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                                 EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported)       August 22, 1997
                                                       _____________________


                              Ryan, Beck & Co., Inc.
_____________________________________________________________________________
                  (Exact name of registrant as specified in charter)



      New Jersey                   0-14684                  22-1773796
 _____________________         __________________        _____________________
(State or Other Juris-      (Commission File Number)     (IRS Employer Identi-
diction of Incorporation)                                fication No.)


 220 South Orange Avenue, Livingston, NJ  07039               07039
 _______________________________________________            ____________
(Address of principle executive offices)                    (Zip Code)


Registrant's telephone number, including area code   973-597-6000
                                                     _____________


                     80 Main Street, West Orange, New Jersey 07052
         __________________________________________________________________
            (Former name or former address, if changed since last report.)

                         ____________________________________


                       Exhibit Index appears on Page 4 hereof.



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Item 5.  OTHER EVENTS.

         On September 11, 1997, Ryan, Beck & Co., Inc. ("Ryan, Beck") completed the redemption of the Ryan, Beck Voting Cumulative Convertible Preferred Stock, Series A (the "Series A Preferred Stock"). Pursuant to Section 3E of the Certificate of Amendment to its Restated Certificate of Incorporation, Ryan, Beck redeemed all outstanding shares of Series A Preferred Stock at a redemption price per share of $6.75 plus any accrued but unpaid dividends on the Series A Preferred Stock. The Company has filed with the Securities and Exchange Commission Form 15: Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934 with respect to the Series A Preferred Stock.

         A copy of the Notice of Redemption of the Series A Preferred Stock is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             RYAN, BECK & CO., INC.
                             (Registrant)


Date: September 30, 1997               By:     /s/ Leonard J. Stanley
                                            _________________________
                                  Name:     Leonard J. Stanley
                                  Title:    Senior Vice President, Chief
                                            Financial Officer and
                                            Administrative Officer



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                                    EXHIBIT INDEX

NO.

4.1 Notice of Redemption to Holders of Cumulative Convertible Preferred Stock, Series A of Ryan, Beck & Co., Inc.



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